SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 25, 2002
                           -------------------------
                Date of Report (Date of Earliest Event Reported)


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Virginia                       0-25060                 52-1889548
    --------------------            -----------------       ---------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                              7170 Riverwood Drive
                            Columbia, Maryland 21046
                        -------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (443) 259-4900
                        -------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

         Humphrey Hospitality Trust, Inc. incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)        Exhibits

        99         Press Release dated September 25, 2002


















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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HUMPHREY HOSPITALITY TRUST, INC.



September 25, 2002                  /s/ Michael M. Schurer
                                   ---------------------------------------------
                                   Michael M. Schurer
                                   Chief Financial Officer






















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
                        HUMPHREY HOSPITALITY TRUST, INC.
                                INDEX TO EXHIBITS




Exhibit Number
99                          Press Release dated September 25, 2002


























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